                                                                 EXHIBIT 10.10

CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                            CROSS LICENSE AGREEMENT

This Cross License Agreement ("Agreement") is made and entered into as of this
                               ---------
21 day of March, 2000 ("Effective Date") between Innovative Semiconductors,
                        --------------
Inc., a California corporation with its principal place of business at 465 Fairchild Drive, Suite 227, Mountain View, CA 94043 ("Innovative") and IGS
                                                      ----------
Technologies, a California corporation doing business at 4001 Burton Drive, Santa Clara, CA 95054 ("IGS").
                        ---

                                    RECITALS

A. Innovative has developed, and is developing, certain proprietary semiconductor technology and products, including but not limited to an *** controller with *** support and an *** core.

B. Innovative is engaged in the business of providing technology licenses to such proprietary semiconductor technology and products.

C.  IGS designs, manufactures and sells integrated circuits.

D. IGS has developed, and is developing, certain proprietary semiconductor technology, including a ***, ***, an ***, ***, a ***V to ***V voltage regulator, a ***V to ***V voltage regulator, and a *** programmable ***.

E. IGS and Innovative desire that, subject to the terms and conditions of this Agreement, Innovative grant to IGS certain license rights to design, manufacture and sell integrated circuits which incorporate such Innovative technology, and that IGS grant to Innovative certain license rights to sublicense such IGS technology and design, manufacture and sell integrated circuits which incorporate such IGS technology.

NOW, THEREFORE, IGS and Innovative hereby agree as follows:

1.  DEFINITIONS
    -----------

     1.1 "Re-branded Chip" shall mean an integrated circuit that is manufactured
          ---------------
by a party for the main purpose of distribution and sales under the brand of a third party.

     1.2 "IGS Core Specifications" shall mean the technical specifications for
          -----------------------
the IGS Cores, as further specified in Exhibit A.
                                       ---------

     1.3 "IGS Cores" shall mean the IGS proprietary semiconductor circuit and
          ---------
logic design(s) and associated documentation set forth in detail in Exhibit A.
                                                                    ---------
The IGS Cores shall include all error corrections, revisions, and updates thereto provided by IGS under this Agreement. Upon written agreement of the parties, the definition of IGS Cores may be expanded to include other cores, which shall be added to Exhibit A.
                        ---------


*** CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

     1.4 "IGS Licensed Product" shall mean an integrated circuit which (i)
          --------------------
incorporates any module, submodule, or any combination thereof of the Innovative Cores or any derivative thereof, (ii) is manufactured by or for IGS; and (iii) is marketed and sold on a component basis by or for IGS as a IGS branded product to the general market. The definition of IGS Licensed Products does not include Re-branded Chips, regardless of whether an Innovative Core, or a derivative thereof, is incorporated in such Re-branded Chip.
                                 ---------------

     1.5 "IGS Test Benches" shall mean the IGS validation test benches, in
          ----------------
source code form, used for testing functionality of the IGS Cores and generating test vectors, as set forth in Exhibit A.
                              ---------

     1.6 "Innovative Core Specifications" shall mean the technical
          ------------------------------
specifications for the Innovative Cores, as further specified in Exhibit B.
                                                                 ---------

     1.7 "Innovative Cores" shall mean the Innovative proprietary semiconductor
          ----------------
circuit and logic design(s) and associated documentation for the *** Core and the *** Core. The Innovative Cores shall include all error corrections, revisions, and updates thereto provided by Innovative under this Agreement.

     1.8 "Innovative Test Benches" shall mean the Innovative validation test
          -----------------------
benches, in source code form, used for testing functionality of the Innovative Cores and generating test vectors, as set forth in Exhibit B.
                                                   ---------

     1.9 "Intellectual Property Rights" shall mean patent rights, rights of
          ----------------------------
priority, mask work rights, copyrights, moral rights, trade secrets, know-how and any other intellectual property rights recognized in any country or jurisdiction of the world, including, without limitation, applications for, originals, divisionals, continuations, continuation-in-parts, reexaminations or reissues of any of the foregoing; exclusive of trademarks, trade names, logos, service marks, and other designations of source.

     1.10 "Net Sales" shall mean the amount received by Innovative for the
           ---------
commercial licensing of IGS Cores under this Agreement, calculated according to GAAP, excluding amounts attributable to sales, value-add, and use taxes (as may be applicable), reasonable discounts actually provided. In the event that Innovative licenses the IGS Cores together with other intellectual property, and revenues for the IGS Cores are not separately specified, the portion of such revenues that are attributable to the IGS Cores will be calculated based on the ratio of the list price of the IGS Cores to the total list price for all cores licensed in such transaction. Innovative will make available to IGS the list price of the IGS Cores, Innovative Cores and other cores to be licensed with IGS Cores on a quarterly basis.

     1.11 "Software Drivers" shall mean source and object code versions of Windows CE software drivers for the Innovative Cores, and source sample code, as set forth in Exhibit A.
             ---------

     1.12 "*** Core" shall mean Innovative's proprietary *** core, as
           --------
described in Exhibit B.
             ---------

*** CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

     1.13 "*** Core" shall mean Innovative's proprietary *** controller as
           --------
described in Exhibit B. When Innovative delivers to IGS the *** support, such
             ---------
*** support shall constitute part of the *** Core.

2.  GRANT OF LICENSE RIGHTS
    -----------------------

     2.1 Innovative License Grants.
         -------------------------

     2.1.1 License. Subject to the terms and conditions of this Agreement,
           -------
Innovative hereby grants to IGS a worldwide, nonexclusive, non-transferable, royalty-free license under all Intellectual Property Rights licensable by
Innovative:


          (a) to use, copy and modify the Innovative Cores for internal use and for the sole purpose of designing and developing Licensed Products;

          (b) to make, manufacture, have manufactured by subcontractors, market, distribute, and sell the Innovative Core and derivative works thereof solely as incorporated in a Licensed Product; and

          (c) to use the Innovative Test Benches for internal use for the sole purpose of designing, developing, testing and verifying Licensed Products.

          All of the above provided, however, that all subcontractors of IGS authorized to perform services under this Section 2.1.1 shall be bound by and subject to the restrictions set forth in Section 5 below.

    2.1.2 Restrictions. IGS will have no right or license to sublicense,
          ------------
transfer or otherwise convey the Innovative Cores, any derivative works thereof, the Innovative Test Benches, or any portion of the foregoing, to any third party except as otherwise provided in this Section 2.1. Without limiting the generality of the foregoing, IGS is expressly prohibited from (i) designing, manufacturing, marketing, or selling Re-branded Chips and (ii)
                                                ----------------
providing the Innovative Cores, any derivative works thereof, the Innovative Test Benches, or any portion of the foregoing, or access thereto, to any third party as a part of an Re-branded Chip library or design kit, except as otherwise
                      ---------------
agreed to by Innovative in writing.

     2.1.3 Reservation. No license or right is granted, by implication or
           -----------
otherwise, to IGS, under any Intellectual Property Rights now or hereafter owned or controlled by Innovative except for licenses and rights expressly granted in this Agreement. No license is granted to IGS with respect to future Innovative products or technologies, unless otherwise mutually agreed to by the parties.

     2.2 IGS License Grants.
         ------------------

     2.2.1 License. Subject to the terms and conditions of this Agreement, IGS
           -------
hereby grants to Innovative:

-------------
*** CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE SECURITIES
    AND EXCHANGE COMMISSION

          (a) a worldwide, nonexclusive, royalty-bearing license under all Intellectual Property Rights licensable by IGS embodied in the IGS Cores and IGS Test Benches to use, reproduce, modify, port and sublicense (including to Re- branded Chip vendors) the IGS Cores and IGS Test Benches, and to integrate or bundle the IGS Cores or IGS Test Benches with Innovative products under Innovative's then-current licensing scheme (i.e. in a manner similar to Innovative's cores); and

          (b) a worldwide, nonexclusive, royalty-free license under all Intellectual Property Rights licensable by IGS embodied in the Software Drivers to use, reproduce, modify, compile, port, and sublicense the Software Drivers.

     2.2.2 Reservation. No license or right is granted, by implication or
           -----------
otherwise, to Innovative, under any Intellectual Property Rights now or hereafter owned or controlled by IGS except for licenses and rights expressly granted in this Agreement. No license is granted to Innovative with respect to future IGS products or technologies, unless otherwise mutually agreed to by the parties.

     2.3 Exclusivity. IGS shall not license any of the IGS Cores on a
         -----------
stand-alone basis to third parties. Notwithstanding the foregoing, IGS shall be permitted to license the IGS Cores to any third party where such license is in connection with another transaction with such third party. In no event shall IGS license any IGS Core to any of the companies listed on Exhibit C, which exhibit
                                                       ---------
may be amended from time to time by written agreement of both parties. In no event shall Innovative license any IGS Core to any of the companies listed on Exhibit D, which exhibit may be amended from time to time by written agreement
---------
of both parties.


     2.4 Bankruptcy Provision. All rights and licenses granted by the parties
         --------------------
hereunder are, for purposes of Section 365(n) of the United States Bankruptcy Code (the "Bankruptcy Code"), licenses of intellectual property within the scope
           ---------------
of Section 101 of the Bankruptcy Code. Each party acknowledges that the other party, as a licensee of such rights and licenses hereunder, will retain and may fully exercise all of its rights and elections under the Bankruptcy Code. Each party further acknowledges that, in the event of the commencement of a bankruptcy or insolvency proceeding by or against it, the other party will be entitled to a complete duplicate of (and complete access to) any such intellectual property and all embodiments thereof. If not already in its possession, each party has the right to immediate delivery of such intellectual property and embodiment upon written request: (i) upon any such commencement of bankruptcy proceedings against the other party, unless the other party or its representative or trustee elects to continue to perform all of its obligations hereunder, or (ii) if not delivered under clause (i) of this Section 2.3, upon the rejection of this Agreement by or on behalf of the other party.

3.  TECHNOLOGY TRANSFER AND SUPPORT
    -------------------------------

     3.1 Innovative Deliverables. Innovative shall deliver the Innovative Cores
         -----------------------
and Innovative Test Benches to IGS according to the schedule set forth in Exhibit B, and in the format identified therein.
---------


     3.2 IGS Deliverables. IGS shall deliver the IGS Cores and IGS Test Benches
         ----------------

to Innovative according to the schedule set forth in Exhibit A, and in the
                                                     ---------
format identified therein. In addition, within *** (***) days of the Effective Date, IGS shall deliver to Innovative: (i) for each IGS Core, *** (***) packaged semiconductor chips incorporating that IGS Core, and (ii) *** prototype 5000PCI boards incorporating such chips.

     3.3 Software Drivers. IGS shall develop and deliver to Innovative a
         ----------------

Software Driver for each Innovative Core prior to distributing an IGS Licensed Product incorporating such Innovative Core. During the term of this Agreement both parties shall use reasonable efforts to have Microsoft Corporation include the Software Drivers with its Windows CE operating system.

     3.4 Innovative Updates and Revisions. For *** commencing on the Effective
         --------------------------------
Date, and for each year thereafter in which IGS is current in its payment of the Maintenance Fees set forth in Section 4 below, Innovative will provide to IGS, at no additional cost, such upgrades, updates, error corrections, patches, and maintenance revisions for the Innovative Cores and Innovative Test Benches as Innovative develops in the ordinary course of business.

     3.5 Innovative Technical Support. For *** commencing on the Effective Date,
         ----------------------------
and for each year thereafter in which IGS is current in its payment of the Maintenance Fees set forth in Section 4 below, Innovative will: (i) use commercially reasonable efforts to assist IGS in integrating the *** Core with Licensed Products, including assisting IGS in making minor modifications to the *** Core, if necessary, and (ii) use commercially reasonable efforts to provide technical support to IGS in the use of the Innovative Cores and Innovative Test Benches for projects relating to the development of Licensed Products. Innovative will make reasonable efforts to answer IGS technical questions relating to the Innovative Cores. In addition, during the term of this Agreement, Innovative will make reasonable efforts to investigate any error reports from IGS regarding the Innovative Cores, and to provide IGS with a fix for such errors.

     3.6 IGS Updates and Revisions. For *** commencing on the Effective Date,
         -------------------------

and for each year thereafter in which Innovative is current in its payment of
                                                 ---
the Maintenance Fees set forth in Section 4 below, IGS will provide to Innovative such upgrades, updates, error corrections, patches, process ports and maintenance revisions for the IGS Cores and IGS Test Benches as IGS develops in the ordinary course of business. Such process ports shall include, without limitation, any port of the IGS Cores to the *** um *** process.

     3.7 IGS Technical Support. For *** commencing on the Effective Date, and
         ---------------------
for each year thereafter in which Innovative is current in its payment of the Maintenance Fees set forth in Section 4 below, IGS will, at Innovative's request, review Innovative's product data sheets and documentation relating to the IGS Cores. IGS will provide Innovative with reasonably prompt feedback on such data sheets and documentation in order to ensure the

*** CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE SECURITIES AND EXHCNAGE COMMISSION.

accuracy and usefulness of such materials. IGS will make reasonable effort to answer Innovative technical questions relating to the IGS cores. In addition, during the term of this Agreement, IGS will make reasonable efforts to investigate any error reports from Innovative regarding the IGS Cores, and to provide Innovative with a fix for such errors.

     3.8 Test and Characterization. IGS will: (i) with Innovative's reasonable
         -------------------------
application support, commence testing of the *** Core pursuant to IGS' standard testing procedure, and provide the resulting initial test data solely with respect to the *** Core (the "Test Data") to Innovative within *** of receiving first silicon that incorporates the *** and thereafter to complete testing of the *** pursuant to such testing procedure and within *** (***) business days of the full Test Data being available, provide such full Test Data to Innovative; (ii) in accordance with its standard manufacturing process, have manufactured test chips for the *** Core at different process comers, (iii) have manufactured test boards for testing the test chips, (iv) have the test chips assembled and tested, and (v) provide to Innovative *** (***) of the test chips and *** (***) of the test boards. Innovative shall be permitted to use the Test Data for any purpose, including making such materials available to its customers. Innovative shall be permitted to use the test chips and test boards for any purpose, including making such materials available to its customers excluding the companies listed on Exhibit D attached hereto.

     3.9 Exclusions. Neither party shall have an obligation to provide
         ----------
maintenance or technical support services for problems resulting from (i) neglect, misuse or damage caused by the other party to the media containing the cores, (ii) alterations or modifications to the cores not made by or for that party, (iii) the failure of the other party to provide and to maintain a suitable installation environment and facilities, or (iv) the use of the cores for purposes other than as expressly permitted by this Agreement.

4.  PAYMENTS AND OTHER CONSIDERATIONS
    ---------------------------------

     4.1 Innovative License Fee. In consideration for the licenses granted to
         ----------------------
IGS in Section 2 above, IGS shall pay Innovative a License Fee of *** U.S. dollars ($***). IGS shall pay *** U.S. dollars ($***) of the License Fee in cash according to the schedule set forth in Exhibit B. IGS shall pay the remaining
                                       ---------
one hundred fifty thousand U.S. dollars ($150,000) of the License Fee by selling to Innovative sixty thousand (60,000) shares of IGS Series I Preferred Stock ("Purchased Shares") pursuant to a separate Series I Stock Purchase Agreement
------------------
and related financing agreements. No other payment shall be due to Innovative based on IGS' exercise of the licenses granted to IGS, including without limitation, the sale of IGS Licensed Products.

     4.2 IGS License Fees. In consideration for the licenses granted to
         ----------------
Innovative in Section 2 above, Innovative shall pay to IGS a percentage of its Net Sales, as follows. For IGS Cores which have not been ported by Innovative to another process ("Unported IGS Cores"), Innovative shall pay IGS *** percent (*** %) of its Net Sales of unported IGS Cores until Net Sales exceed *** U.S. dollars ($***), after which Innovative shall pay IGS *** percent (*** %) of any subsequent Net Sales of Unported IGS Cores. For IGS Cores which have been ported by Innovative to another process ("Ported IGS Cores"), Innovative shall pay IGS

*** CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE SECURITIES AND
    EXCHANGE COMMISSION.

*** percent (*** %) of its Net Sales of ported IGS Cores until Net Sales exceed *** U.S. dollars ($***), after which Innovative shall pay IGS *** percent (*** %) of any subsequent Net Sales of Ported IGS Cores. Innovative shall pay IGS any fees due within thirty (30) days of the end of the calendar quarter during which the fee became due.

     4.3 Maintenance Fees. Except with respect to the first twelve months of
         ----------------
this Agreement (for which the maintenance fee is included in the amount to be paid pursuant to Section 4.1), IGS may subscribe to the upgrades, updates, error corrections, patches, maintenance revisions, and support set forth in Sections
3.4 (Innovative Updates and Revisions) and 3.5 (Innovative Technical Support) above by paying to Innovative a Maintenance Fee of *** dollars ($***) for each year following the first anniversary of the Effective Date. The Maintenance Fee for each year will be due on the anniversary of the Effective Date that marks the beginning of such year. Innovative may subscribe to the upgrades, updates, error corrections, patches, maintenance revisions, and support set forth in Sections 3.6 (IGS Updates and Revisions) and 3.7 (IGS Technical Support) above by paying to IGS a Maintenance Fee of *** dollars ($***) for each year following the first anniversary of the Effective Date. The Maintenance Fee for each year will be due on the anniversary of the Effective Date that marks the beginning of such year.

     4.4 Taxes. Each party will pay all sales, use and other taxes imposed by
         -----
any applicable laws and regulations as a result of the payments made by such party under this Agreement, other than taxes based upon the other party's net income. If any withholding or similar tax must be paid under the laws of any country outside of the U.S. based on the payments under this Agreement, then the party making such payments will pay such taxes and shall increase the amounts due to the receiving party such that the amounts received by the receiving party after the payment of such taxes are equal to the amounts stated in this Agreement.

     4.5 Payments. Within thirty (30) days following the last day of each
         --------
calendar month during the term of this Agreement, Innovative shall submit to IGS a complete and accurate report stating the number of licenses to IGS Cores granted during such calendar month by Innovative, to whom the licenses were granted andindicating the Net Sales for each license and amounts owed to IGS therefor. Payment with respect to any specific license is due within thirty (30) days of Innovative's receipt of such payment from its customer. All payments will be made in U.S. dollars. Time of payment is of the essence under this Agreement. All amounts owed hereunder not paid within thirty (30) days of the date when due and payable will bear interest from the date such amounts are due and payable at the lesser of 1.5% per month, and the maximum rate permitted under applicable law.

     4.6 Records; Audit. During the term of this Agreement and for three (3)
         --------------
years after its termination, Innovative agrees (i) to retain all usual and proper records and books of account and all usual and proper entries relating to licenses of IGS Cores and (ii) to allow IGS and its representative to audit Innovative's documents, financial statements and business records in order to verify Innovative's compliance with the terms of this Agreement, including without limitation, the payment of the appropriate license fees. Any audit shall be conducted during

*** CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE SECURITIES AND EXHCNAGE COMMISSION.

regular business hours on reasonable prior notice. Any audit shall be conducted by an independent certified public accountant selected by IGS, subject to Innovative's consent (such consent not to be unreasonably withheld or delayed). If the audit reveals any underreporting of amounts due IGS, then Innovative shall within thirty (30) days after notice thereof pay IGS the full amount of the underpayment and any accrued interest running from the date payments should have been made had the reports been accurate. If Innovative's underreporting in any reportmade under this Agreement exceeds five percent (5%) of total amount due to IGS for such period, then Innovative shall reimburse IGS for all reasonable costs of the audit.

5.  CONFIDENTIAL INFORMATION
    ------------------------

     5.1 Definition of Confidential Information. Innovative and IGS acknowledge
         --------------------------------------
that, in the course of performing their respective obligations hereunder, each may obtain information relating to the other and the other's products that is of a confidential and proprietary nature to such other party. "Confidential
                                                            ------------
Information" means confidential and proprietary information of either party
-----------
which is (i) designated with the legend "Confidential" or comparable legend in case of disclosure thereof in written, graphic, machine readable or other tangible form or (ii) designated "Confidential" at the disclosure thereof in other form and within thirty (30) days after such disclosure set forth in writing designated "Confidential" and forwarded to the receiving party. For the purposes of this Agreement, the Innovative Cores, the Innovative Test Benches and the certain Innovative Core Specifications identified by Innovative shall be considered Confidential Information of Innovative, and the IGS Cores, the IGS Test Benches, Software Drivers and the certain IGS Core Specifications identified by IGS shall be considered Confidential Information of IGS. The terms of this Agreement shall be considered Confidential Information of both parties, and shall not be subject to the exclusions set forth in Section 5.2 of this Agreement.

     5.2 Exclusions. Confidential Information does not include information which
         ----------
(i) is or becomes public knowledge without the fault or action of the other party or any breach of any confidentiality obligation; (ii) the other party can document was independently developed by it without use or reference to the Confidential Information; (iii) the other party can document was previously known to it prior to receipt of the Confidential Information; or (iv) is received by the other party absent confidentiality obligations from a third party who is without confidentiality obligations with respect to such information.

     5.3 Obligation. Innovative and IGS agree that, for a period of ten (10)
         ----------
years after the receipt of the other party's Confidential Information or for perpetuity in the case of source code material, it will (i) use the other party's Confidential Information only in connection with fulfilling its rights and obligations under this Agreement; (ii) hold the other party's Confidential Information in strict confidence and exercise due care with respect to its handling and protection, consistent with its own policies concerning protection of its own Confidential Information of like importance but in no instance less than reasonable care, such due care including without limitation requiring its employees to execute non-disclosure agreements which provide protection of the other party's Confidential Information which is at least as protective as the terms and conditions of this Agreement; (iii) not disclose, divulge or publish the other party's Confidential Information except to such of its responsible employees and subcontractors who have a bona fide need to know to the extent necessary to fulfill such party's obligations under this Agreement; and except that a party may disclose the terms of this Agreement to its professional advisors who are subject to an obligation of confidentiality; (iv) instruct all such employees and subcontractors not to disclose the other party's Confidential Information to third parties, including consultants, without the prior written permission of the other party; (v) require all subcontractors permitted under this Agreement to execute a confidentiality agreement at least as protective as the terms and conditions of this Agreement before allowing such subcontractors access to the Confidential Information of the other party. The parties acknowledge and agree that the "bona fide need to know" standard set forth in the foregoing subsection (iii) above as applied to (x) dissemination of the Innovative Cores requires that authorized IGS employees and subcontractors must have actual need to use the Innovative Cores for a purpose permitted under this Agreement and (y) dissemination of the IGS Cores requires that authorized Innovative employees and subcontractors must have actual need to use the IGS Cores for a purpose permitted under this Agreement.

     5.4 Exceptions to Obligation. Notwithstanding the foregoing, either party
         ------------------------
may disclose Confidential Information to the extent required by law, provided the other party uses reasonable efforts to give the party owning the Confidential Information sufficient notice of such required disclosure to allow the party owning the Confidential Information reasonable opportunity to object to and to take legal action to prevent or limit such disclosure.

6.  INTELLECTUAL PROPERTY RIGHTS
    ----------------------------

     6.1 Innovative Ownership. All right, title, and interest in and to the
         --------------------
Innovative Cores, Innovative Test Benches, Innovative Core Specifications, derivatives of the IGS Cores developed by Innovative (exclusive of the Intellectual Property embodied in the underlying IGS Cores), and all Intellectual Property Rights in the foregoing are the sole and exclusive property of Innovative.

     6.2 IGS Ownership. All right, title, and interest in and to the IGS Cores,
         -------------
IGS Test Benches, IGS Core Specifications, derivatives of the Innovative Cores developed by IGS (exclusive of the Intellectual Property embodied in the underlying Innovative Cores), and all Intellectual Property Rights in the foregoing are the sole and exclusive property of IGS.

     6.3 Proprietary Markings.
         --------------------

         6.3.1 IGS shall duplicate and apply Innovative's mask work notice on any mask incorporating an Innovative Core, subject to IGS' reasonable approval of the size of such notice. IGS shall include Innovative's copyright notice, as it appears in the source code version (RTL) of the Innovative Cores, in any source code copy of the Innovative Cores, and the source code version of any derivative work thereof.

         6.3.2 Innovative shall, and shall require its sublicensees to, duplicate and apply IGS' mask work notice on any mask incorporating an IGS Core.

               Innovative shall duplicate and apply IGS' proprietary rights notices on all copies of the IGS documentation related to the IGS Cores made by Innovative.

     6.4 Third Party Patents and Warranty.
         --------------------------------

         6.4.1 IEEE *** Patents. The parties acknowledge that certain portions
               ----------------
of the technology embodied in the Innovative Cores are covered by certain third party patents to which the IEEE [PROVIDE FULL NAME OF ENTITY] coordinates access and that this Agreement does not constitute a license to such third party patents, including those licensed by Apple Computer, Inc. and SGS-Thomson Microelectronics, Ltd. IGS will be responsible for obtaining appropriate licenses to such third party patents which will allow it to fully exercise its license rights under this Agreement.

        6.4.2 DTLA Intellectual Property. The parties acknowledge that certain
              --------------------------
portions of the technology embodied in the *** are covered by certain third party patents and other intellectual property to which the Digital Transmission Licensing Administrator coordinates access and that this Agreement does not constitute a license to such third party intellectual property, including that intellectual property owned by Hitachi Ltd., Intel Corporation, Matsushita Electric Industrial Co., Ltd., Sony Corporation, and Toshiba Corporation. IGS represents and warrants that IGS will be responsible for obtaining appropriate licenses to such third party intellectual property which will allow it to fully exercise its license rights under this Agreement.

        6.4.3 UMC Cell Library License. The parties acknowledge that the ***
              ------------------------
Core incorporates cell libraries owned by the UMC Group, and that this Agreement does not constitute a license to such third party cell libraries. IGS will be responsible for obtaining appropriate licenses to use such cell libraries which will allow it to fully exercise its license rights under this Agreement.

     6.5 Joint Ownership. Innovative and IGS will jointly own equal undivided
         ---------------
interests in the Software Drivers, without duty to account.

7.  INDEMNIFICATION
    ---------------

     7.1 Indemnification by Innovative.
         -----------------------------


          (a) Indemnification. Innovative will indemnify, hold harmless, and
              ---------------
defend IGS from and against any and all liabilities, damages, losses, costs and expenses (including but not limited to reasonable fees of attorneys and other professionals) payable to third parties based upon a claim that any of the Innovative Cores or Innovative Test Benches infringe or violate any Intellectual Property Right of any third party, provided that IGS (i) promptly notifies Innovative of the claim; (ii) provides Innovative with all reasonable information and assistance, at Innovative's expense, to defend or settle such a claim; and (iii) grants Innovative authority and control of the defense or settlement of such claim. Innovative shall not settle any such claim, without IGS's prior written consent, if such settlement would alter, impair or reduce the scope of

-------------
*** CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE SECURITIES
    AND EXCHANGE COMMISSION

IGS's rights in the Innovative Cores or Innovative Test Benches, would otherwise limit IGS's exercise of its rights under this Agreement, or would require IGS to pay any compensation or to assume any obligations including a license of IGS's Intellectual Property Rights. IGS reserves the right to retain counsel, at IGS's expense, to participate in the defense and settlement of any such claim.

     (b) Injunctions. If the exercise by IGS of any of the rights granted to it
         -----------
under this Agreement is enjoined or, in Innovative's reasonable opinion, is likely to be enjoined due to the type of infringement or misappropriation specified in Section 7.1(a) above, without prejudice to the rights and remedies of IGS, Innovative at its option and expense, will either: (i) procure for IGS a license to continue to exercise all of the rights granted under this Agreement with respect to the Innovative Cores and Innovative Test Benches; (ii) modify the allegedly infringing item to avoid the infringement or misappropriation, without materially impairing the performance or compliance with the Innovative Core Specifications, or the rights of IGS under this Agreement, or (iii) if neither of the foregoing options are commercially practical, terminate this Agreement and refund to IGS all amounts paid by IGS under this Agreement during the twelve months immediately preceding notice of termination.

         (c) Sole Remedy. THE FOREGOING IS IGS'S SOLE AND EXCLUSIVE REMEDY FOR
             -----------
 ANY CLAIM OF INTELLECTUAL PROPERTY RIGHTS INFRINGEMENT.

         (d) Exclusions. Innovative will have no liability for any infringement
             ----------
or misappropriation claim to the extent it results from: (i) modifications of the Innovative Cores or Innovative Test Benches other than by Innovative, if such a claim would have been avoided but for such modification; (ii) combination of the Innovative Cores with designs, circuits, products, processes or materials not provided by Innovative, if such a claim would have been avoided but for such combination; or (iii) IGS's failure to use modifications to the Innovative Cores or Innovative Test Benches provided by Innovative to avoid infringement or misappropriation with notice of the potential claim.

     7.2 Indemnification by IGS.
         ----------------------

         (a) Indemnification. IGS will indemnify, hold harmless, and defend
             ---------------
Innovative from and against any and all liabilities, damages, losses, costs and expenses (including but not limited to reasonable fees of attorneys and other professionals) payable to third parties based upon any claim that any of the IGS Cores or IGS Test Benches infringe or violate any Intellectual Property Right of any third party, provided that Innovative (i) promptly notifies IGS of the claim; (ii) provides IGS with all reasonable information and assistance, at IGS's expense, to defend or settle such a claim; and (iii) grants IGS authority and control of the defense or settlement of such claim. IGS shall not settle any such claim, without Innovative's prior written consent, if such settlement would alter, impair or reduce the scope of Innovative's rights in the IGS Cores or IGS Test Benches, would otherwise limit Innovative's exercise of its rights under this Agreement, or would require Innovative to pay any compensation or to assume any obligations including a license of Innovative's Intellectual Property Rights. Innovative reserves the right to retain counsel, at Innovative's expense, to participate in the defense and settlement of any such claim.

     (b) Injunctions. If the exercise by Innovative of any of the rights granted
         -----------
to it under this Agreement is enjoined or, in IGS's reasonable opinion, is likely to be enjoined due to the type of infringement or misappropriation specified in Section 7.1(a) above, without prejudice to the rights and remedies of Innovative, IGS at its option and expense, will either: (i) procure for Innovative a license to continue to exercise all of the rights granted under this Agreement with respect to the IGS Cores and IGS Test Benches; (ii) modify the allegedly infringing item to avoid the infringement or misappropriation, without materially impairing the performance or compliance with the IGS Core Specifications, or the rights of Innovative under this Agreement, or (iii) if neither of the foregoing options are commercially practical, terminate this Agreement and refund to Innovative all amounts paid by Innovative under this Agreement during the twelve months immediately preceding notice of termination.

     (c) Sole Remedy. THE FOREGOING IS INNOVATIVE'S SOLE AND EXCLUSIVE REMEDY
         -----------
FOR ANY CLAIM OF INTELLECTUAL PROPERTY RIGHTS INFRINGEMENT.


     (d) Exclusions. IGS will have no liability for any infringement or
         ----------
misappropriation claim to the extent it results from: (i) modifications of the IGS Cores or IGS Test Benches other than by IGS, if such a claim would have been avoided but for such modification; (ii) combination of the IGS Cores or IGS Test Benches with designs, circuits, products, processes or materials not provided by IGS, if such a claim would have been avoided but for such combination; or (iii) Innovative's failure to use modifications to the IGS Cores or IGS Test Benches provided by IGS to avoid infringement or misappropriation with notice to Innovative of the potential claim.

8. WARRANTIES
   ----------

     8.1 Innovative Limited Warrant. Innovative warrants to IGS that the
         --------------------------
Innovative Cores and Innovative Test Benches will perform in all material respects in accordance with the Innovative Core Specifications for a period of ninety (90) days from receipt of the Innovative Cores and Innovative Test Benches by IGS. IGS's sole remedy is that Innovative will, at no extra charge, use commercially reasonable efforts to correct any defect discovered so that it performs in accordance with such specification in all material respects, provided that IGS reports such defect to Innovative during such ninety (90) day period in writing; and provided that if Innovative cannot correct such defect, then IGS will have the right to terminate this Agreement and receive refund from Innovative of the amounts paid by IGS to Innovative under this Agreement. The foregoing warranty will not apply to modifications by IGS.

     8.2 IGS Limited Warranty. IGS warrants to Innovative that the IGS Cores and
         --------------------
the IGS Test Benches will perform in all material respects in accordance with the IGS Core Specifications for a period of ninety (90) days from receipt of the IGS Cores and IGS Test Benches by Innovative. Innovative's sole remedy is that IGS will, at no extra charge, use commercially reasonable efforts to correct any defect discovered so that it performs in accordance with such specification in all material respects, provided that Innovative reports such defect to IGS during such ninety (90) day period in writing; and provided that if IGS cannot correct such defect, then Innovative will have the right to terminate this Agreement and receive refund from IGS of the amounts paid by Innovative to IGS under this Agreement. The foregoing warranty will not apply to modifications by Innovative.

     8.3 Disclaimer of Warranty. EXCEPT AS EXPRESSLY SET FORTH IN THIS
         ----------------------
AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND NONINFRINGEMENT.

9. TERM AND TERMINATION
   --------------------


     9.1 Term. This Agreement will commence on the Effective Date and continue
         ----
in effect until five (5) years from the Effective Date.

     9.2 Termination due to Material Breach. If either party materially breaches
         ----------------------------------
any term or condition of this Agreement and fails to cure that breach within thirty (30) days after receiving written notice of the breach, the other party shall have the right to terminate this Agreement any time after the end of such thirty (30) day period.

     9.3 Termination due to Insolvency. If either party becomes the subject of a
         -----------------------------
voluntary or involuntary petition in bankruptcy or any proceeding relating to insolvency, receivership, liquidation, or composition for the benefit of creditors, if that petition or proceeding is not resolved in its favor within sixty (60) days after filing, the other party may terminate this Agreement on thirty (30) days' prior written notice and opportunity to cure.

     9.4 No Liability for Damages. Neither party will be liable for damages of
         ------------------------
any kind as a result of exercising its right to terminate this Agreement according to its terms, and termination will not affect any other right or remedy at law or in equity of either party.

     9.5 Obligations Upon Termination or Expiration. Upon any termination or
         ------------------------------------------
expiration of this Agreement, each party shall return or destroy all copies of the Confidential Information of the other party, except for Confidential Information required to exercise a party's surviving rights, within thirty (30) days after the termination or expiration, and, at the request of the other party, have an officer certify in writing that the party has complied with this obligation.

     9.6 Survival of Obligations. The following provisions shall survive
         -----------------------
termination or expiration of this Agreement for any reason: Sections 1 (Definitions), 2 (Grant of License Rights) except that if the Agreement is terminated for material breach of a party, licenses to such breaching party shall not survive, 4 (Payments and Other Considerations), 5 (Confidential Information), 6 (Intellectual Property Rights), 7 (Indemnification), 8.3-8.7 (Warranties), 9 (Term and Termination), 10 (Limitation of Liability), and 11 (General).

10. LIMITATION OF LIABILITY
    -----------------------

     10.1 General Limitation of Damages. OTHERTHAN WITH RESPECT TO THE INDEMNITY
          -----------------------------
OBLIGATIONS SET FORTH IN SECTION 7 OF THIS AGREEMENT,IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR COSTS OF PROCUREMENT OF SUBSTITUTE GOODS OR SERVICES, LOSS OF USE, DATA OR PROFITS, INTERRUPTION OF BUSINESS OR ANY SPECIAL, INCIDENTAL, INDIRECT, EXEMPLARY, OR CONSEQUENTIAL DAMAGES, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, HOWEVER CAUSED, ON ANY THEORY OF LIABILITY, WHETHER IN AN ACTION FOR CONTRACT, STRICT LIABILITY, TORT (INCLUDING NEGLIGENCE) OR OTHERWISE, AND WHETHER OR NOT THE PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE.

     10.2 Specific Limitation. OTHERTHAN WITH RESPECT TO THE INDEMNITY
          -------------------
OBLIGATIONS SET FORTH IN SECTION 7 OF THIS AGREEMENT, THE AGGREGATE LIABILITY OF EACH PARTY TO THE OTHER UNDER THIS AGREEMENT SHALL NOT EXCEED THE TOTAL AMOUNTS PAID BY BOTH PARTIES UNDER THIS AGREEMENT.

     10.3 Severability. EACH AND EVERY PROVISION OF THIS AGREEMENT WHICH
          ------------
PROVIDES FOR A LIMITATION OF LIABILITY, DISCLAIMER OF WARRANTY OR EXCLUSION OF DAMAGES IS INTENDED BY THE PARTIES TO BE SEVERABLE AND INDEPENDENT OF ANY OTHER SUCH PROVISION. FURTHER, IN THE EVENT THAT ANY REMEDY HEREUNDER IS DETERMINED TO HAVE FAILED OF ITS ESSENTIAL PURPOSE, ALL LIMITATIONS OF LIABILITY AND EXCLUSIONS OF DAMAGES SHALL REMAIN IN EFFECT.

     11. GENERAL
         -------

     11.1 Governing Law. This Agreement will be governed by and interpreted in
          -------------
accordance with the laws of the state of California without reference to its conflicts of law.

     11.2 Injunctive Relief. Each of the parties acknowledges that unauthorized
          -----------------
disclosure or use of the other party's Confidential Information or infringement or misappropriation of the other party's Intellectual Property Rights could cause irreparable harm and significant injury that would be difficult to ascertain and may not be compensable by damages alone. Accordingly, the parties agree that, in addition to any and all legal remedies, claims regarding Intellectual Property Rights or Confidential Information may, subject to claims, be remedied by specific performance, injunction or other appropriate equitable relief.

     11.3 Press Releases. The parties agree to issue two press releases. The
          --------------
first press release will be issued within thirty (30) days of the Effective Date and will describe the Innovative/IGS relationship without disclosing details of any cores. The second press release will include information about the use of the Innovative Cores in the first IGS Licensed Product and IGS' market. IGS will use reasonable efforts to include a quote from its key customer in the second press release. Both press releases shall include quotes from executives of both parties, and shall be issued only upon mutual agreement of both parties.

     11.4 Assignment. Neither party may assign this Agreement without the prior
          ----------
written consent of the other; provided however that either party may assign this Agreement in connection with a merger, acquisition, reorganization, or sale of all or substantially all of its assets without such consent. Any assignment permitted hereunder will be subject to the written consent of the assignee to all of the terms and provisions of this Agreement. Any attempted assignment in derogation of this section will be null and void.

     11.5 Modification and Waiver. No modification to this Agreement, nor any
          -----------------------
waiver of any rights, will be effective unless assented to in writing by the party to be charged, and the waiver of any breach or default shall not constitute a waiver of any other right hereunder or any subsequent breach or default.

     11.6 Notices. Any required or permitted notices hereunder must be given in
          -------
writing at the address of each party set forth below, or to such other address as either party may substitute by written notice to the other in the manner contemplated herein, by one of the following methods: hand delivery; registered, express, or certified mail, return receipt requested, postage prepaid; nationally-recognized private express courier; or facsimile. Notices will be deemed given on the date when hand delivered or transmitted by facsimile, five
(5) days after being sent by express mail or nationally-recognized private express courier, and ten (10) days after being sent by registered or certified mail.

     To Innovative:                     To IGS:
     -------------                      ------

     Innovative Semiconductors, Inc.    IGS Technologies
     465 Fairchild Drive, Ste 228       4001 Burton Drive

     Mountain View, California 94043    Santa Clara, CA
     Attention: Nabil Takla             Attention: Jack Guedj
                                                   ----------
                President               President
     Phone: (650) 943-0170              Phone:  (408)   982-8588
                                              -------------------
     Fax: (650) 943-0174                Fax:   (408)   982-8591
                                            ---------------------

     Copy to:
     Fenwick & West LLP
     Two Palo Alto Square
     Palo Alto, CA 94306
     Attn.: Hirohisa Tachibana, Esq.

     11.7 Compliance with Law, including U.S. Export Laws. Each party agrees to
          -----------------------------------------------
comply with all applicable international, national, state, regional and local laws and regulations in performing its duties hereunder and in any of its dealings with respect to the technical information disclosed hereunder or direct products thereof Neither party shall export or reexport, directly or indirectly, any technical information disclosed hereunder or direct products thereof to any destination prohibited or restricted by the export control laws and regulations of the United States, including the U.S. Export Administration Regulations, without the prior authorization form the appropriate governmental authorities.

     11.8 Force Majeure. Neither party shall be responsible for delay or failure
          -------------
in performance caused by any government act, law, regulation, order or decree, by communication line or power failures beyond its control, or by fire, flood or other natural disasters or by other causes beyond its reasonable control, nor shall any such delay or failure be considered to be a breach of this Agreement. In any such event, performance shall take place as soon thereafter as is reasonably feasible.

     11.9 Headings. The headings of the Sections of this Agreement are for
          --------
convenience only and will not be of any effect in construing the meanings of the Sections.

     11.10 Counterparts. This Agreement may be executed in multiple
           ------------
counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

     11.11 Independent Contractors. In performing their respective duties under
           -----------------------
this Agreement, each of the parties will be operating as an independent contractor. Nothing contained herein will in any way constitute any association, partnership, or joint venture between the parties hereto, or be construed to evidence the intention of the parties to establish any such relationship. Neither party will have the power to bind the other party or incur obligations on the other party's behalf without the other party's prior written consent.

     11.12 Severability. In the event that it is determined by a court of
           ------------
competent jurisdiction that any provision of this Agreement is invalid, illegal, or otherwise unenforceable, such provision will be enforced as nearly as possible in accordance with the stated intention of the parties, while the remainder of this Agreement will remain in full force and effect and bind the parties according to its terms. To the extent any provision cannot be enforced in accordance with the stated intentions of the parties, such provisions will be deemed not to be a part of this Agreement.

     11.13 Entire Agreement. This Agreement and the exhibits attached hereto
           ----------------
constitute the entire and exclusive agreement between the parties hereto with respect to the subject matter hereof and supersede any prior agreements between the parties with respect to such subject matter.

IN WITNESS WHEREOF, Innovative and IGS have caused this Agreement to be executed by their duly authorized representatives as of the Effective Date.

Innovative Semiconductor, Inc.                    IGS Technologies

By:  /s/    Nabil Takla                                   /s/  Jack Guedj
   ---------------------------------              -----------------------------------------------
Name:   Nabil Takla                                            Jack Guedj
     -------------------------------              ---------------------------------------

Title:   President                                             President
      ------------------------------              -----------------------------------------------



Exhibits

     Exhibit A             Description and Specifications of the IGS Technology
     Exhibit B             Description and Specifications of the Innovative
                           Technology
     Exhibit C             IGS Excluded Company List
     Exhibit D             Innovative Excluded Company List
     Exhibit E             IGS Articles

                                   EXHIBIT A
                                   ---------

                 DESCRIPTION & SPECIFICATIONS OF IGS TECHNOLOGY

IGS Cores:

Delivery Schedule:

IGS Core Specifications:

IGS Test Benches:

Software Drivers:

                                   EXHIBIT B
                                   ---------

             DESCRIPTION & SPECIFICATIONS OF INNOVATIVE TECHNOLOGY

Innovative Cores:

     ***:

     *** with ***:

Delivery Schedule:

     *** (w/out ***):                              *** after Effective Date

     ***:                                          *** after Effective Date

     *** support:                                  *** after Effective Date

Schedule of Payments from IGS:

     Effective Date:                               $***

     Delivery of *** (w/out ***):                  $***

     Delivery of ***:                              $***

     Delivery of *** support:                      $***

     Earlier of first tape-out or ***:             $***

     Earlier of first silicon verification or ***: $***

Innovative Core Specifications:

     ***:

     *** with ***:


*** CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE SECURITIES AND
    EXCHANGE COMMISSION.

Innovative Test Benches:



                                      21

                                   Exhibit B

             ***                                                 ***
                                                                  *** Layer Core                  [LOGO]

                                   Product Brief                               Innovative Semiconductors, Inc.

***(TM)                            IEEE ***
*** Core Family                    IEEE *** is a high-speed serial bus
 .  ***: General purpose Link       standard that allows video and audio
 .  ***: Link compatible with       consumer devices to communicate quickly,     |  |  |  |
   Texas Instrument's GPLynx(TM)   reliably, and inexpensively with a PC and    |  |  |  |
 .  ***: PCI to *** Link            with each other.                             |  |  |  |
 .  ***: Audio/Video Link
 .  ***: ***                        *** Architecture Innovative
 .  ***: Backplane ***              Semiconductors' *** architecture             scripts, and user documentation.
 .  ***: *** Test Bench &           is based on a set of parameterized
   Validation Suite                building blocks that can be quickly and      Features
                                   easily configured to support a wide
                                   range of *** applications.                   .  Compliant with IEEE *** v2.0
[LOGO]                                                                             specification
                                   The *** core family includes general         .  Interoperates with ***-1995 devices
                                   purpose and application-specific cores       .  Supports 100, 200, and 400 Mbits/sec
                                   for both *** and *** Layer controllers.         transfer rates
Innovative                                                                      .  Includes both analog and digital
Semiconductors, Inc.               *** offers the fastest and most                 portions
                                   reliable way to incorporate ***              .  Digital portion is available in
465 Fairchild Drive                capabilities into products such as              synthesizable RTL
Suite 227                          digital cameras, audio/video devices,        .  Analog portion can be ported to
Mountain View, CA 94043            disk controllers, and other PC                  commercial digital CMOS processes
Tel 650-934-0170                   peripherals.                                 .  Interoperates with Innovative's line
Fax 650-934-0174                                                                   of application-specific *** cores
www.isi96.com                      *** Core                                     .  Configurable number of ports and
-------------                      The *** includes both the analog and            port speeds
 Japan                             digital logic for a ***-compliant PHY        .  Supports *** advanced power
Kanematsu                          Layer controller, and is capable of             management
Design Technology Corp             operating at transfer rates up to 400        .  Supports all *** arbitration and
Ichikawa Bldg. 5-13-3 Ginza        Mbits/sec.                                      concatenation enhancements
Chuo-ku, Tokyo 104-0061                                                         .  Proprietary skew management
Tel 81-3-3543-7404                 The digital portion of the ***                  techniques ensure timing is met
Fax 81-3-3543-7407                 implements the arbitration and decoding      .  Extensive testing includes IDDq,
                                   logic and synchronizing FIFO, and is            alternate frequency operation,
                                   available in synthesizable RTL.                 ultra-slow operation, precise clock
[LOGO]         [LOGO]                                                              control, scan, and on-Tester
                                   The analog portion implements the               Transceiver Transmit/Receive Mode
                                   transmit and receive logic, and can be
                                   ported to commercially-available digital
                                   CMOS processes of .35(mu) or smaller.

                                   The *** is compatible with
                                   Innovative's line of ***-compliant
                                   *** cores, for a complete ***
                                   solution.

                                   The *** includes a comprehensive test
                                   bench and validation suite, synthesis

                                   Copyright(C) 1998 Innovative
                                   Semiconductors, Inc.                                                            12/98
                                   *** is a trademark of Innovative
                                   Semiconductors, Inc.



*** CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

             ***                                                 *** Audio/Video
                                                                  *** Layer Core                 [LOGO]

                                   Product Brief                               Innovative Semiconductors, Inc.

***(TM)                            IEEE ***
*** Core Family
 .  ***: General purpose   Link     IEEE *** is a high-speed serial bus         [GRAPHIC]
 .  ***: Link compatible with       standard that allows video and audio
   Texas Instrument's GPLynx(TM)   consumer devices to communicate quickly,
 .  ***: PCI to *** Link            reliably, and inexpensively with a PC and
 .  ***: Audio/Video Link           with each other.
 .  ***: ***
 .  ***: Backplane ***              ***(TM) Architecture Innovative
 .  ***: *** Test Bench &           Semiconductors' *** architecture is based
   Validation Suite                on a set of parameterized building blocks   Features
                                   that can be quickly and easily configured
                                   to support a wide range of *** applications.   . Compliant with IEEE 1394a Link Layer
[LOGO]                                                                              specification
                                   The *** core family includes general purpose   .  Supports IEC 61883 standard
                                   and application-specific cores for both ***    .  Supports 100, 200, and 400 Mbits/sec
                                   and *** Layer controllers.                        transfer rates
Innovative                                                                        .  Works with Innovative's ***
Semiconductors, Inc.               *** offers the fastest and most                   Layer core, or with commercial
                                   reliable way to incorporate ***                   *** chips
465 Fairchild Drive                capabilities into products such as             .  Based on parameterized building
Suite 227                          digital cameras, audio/video devices,             blocks that can be configured for a
Mountain View, CA 94043            disk controllers, and other PC                    wide range of A/V applications
Tel 650-934-0170                   peripherals.                                   .  Performs jitter compensation
Fax 650-934-0174                                                                  .  Supports CIP, PCR and FCP
www.isi96.com                      *** Core                                       .  Provides full *** support,
--------------------------------   The *** provides the interface to                 plus some Transaction Layer and Bus
Japan                              connect MPEG-2/DVC devices to high speed          Management functions
Kanematsu                          *** serial bus, at speeds up to 400            .  Supports asynchronous and
Design Technology Corp             Mbits/sec.                                        isochronous transfers, including
Ichikawa Bldg. 5-13-3 Ginza                                                          multi-channel isochronous receive
Chuo-ku, Tokyo 104-0061            The core can be used in set-top boxes,         .  Cycle master capable
Tel 81-3-3543-7404                 digital TV/VCRs, video PCs, or any             .  8, 16, or 32-bit application bus
Fax 81-3-3543-7407                 application that requires MPEG-2/DVC              interfaces to common embedded processors
                                   format isochronous data transfer               .  Dynamically configurable FIFO
[LOGO]         [LOGO]              according to the IEC 61883 specification.         functionality, number, and size
                                                                                  .  Detects late packet and sequence
                                   The *** can be integrated with                    errors
                                   Innovative's *** Mixed Signal PHY core         .  Performs 32-bit CRC generation and
                                   for a single-chip 1394a Audio/Video               error detection.
                                   solution.

                                   The *** is available in synthesizable
                                   RTL, and includes a comprehensive test
                                   bench and validation suite, synthesis
                                   scripts, and user documentation.

                                   Copyright(C) 1998 Innovative
                                   Semiconductors, Inc.
                                   *** is a trademark of Innovative                                                12/98
                                   Semiconductors, In

*** CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                    Exhibit B

             ***                                     *** Test Bench and
                                                        Validation Suite                         [LOGO]

                                   Product Brief                                Innovative Semiconductors, Inc.

***(TM)                            IEEE ***
*** Core Family
 .  ***: General purpose   Link     IEEE *** is a high-speed serial bus                       [GRAPHIC]
 .  ***: Link compatible with       standard that allows video and audio
   Texas Instrument's GPLynx(TM)   consumer devices to communicate quickly,
 .  ***: PCI *** Core               reliably, and inexpensively with a PC and
   with DMA                        with each other.
 .  ***: Audio/Video Link
 .  ***: ***                        ***(TM) Architecture Innovative
 .  ***: Backplane ***              Semiconductors' *** architecture is based                 [GRAPHIC]
 .  ***: *** Test Bench &           on a set of parameterized building blocks
   Validation Suite                that can be quickly and easily configured
                                   to support a wide range of *** applications.
[LOGO]
                                   The *** core family includes general         Features
                                   purpose and application-specific cores       .  Provides thorough coverage of
                                   for both *** and *** Layer controllers.      .  ***-compliant asynchronous and
Innovative                                                                         isochronous Link behavior
Semiconductors, Inc.               *** offers the fastest and most              .  Simple interface for easy addition
                                   reliable way to incorporate ***                 of tests and applications
465 Fairchild Drive                capabilities into products such as           .  Pseudo-random and nested loop
Suite 227                          digital cameras, audio/video devices,           sequencing, configurable through simple
Mountain View, CA 94043            disk controllers, and other PC                  parameters
Tel 650-934-0170                   peripherals.                                 .  All internal buses and events are
Fax 650-934-0174                                                                   observable
www.isi96.com                      *** Test Bench and Validation Suite          .  All modules support trace
--------------------------------                                                .  Automatically configures system
 Japan                             The *** provides a top level simulation         model for FIFO RAM size and host memory
Kanematsu                          test bench and set of validation programs       size
Design Technology Corp             to verify functional correctness of a        .  Model builder provided to simplify
Ichikawa Bldg. 5-13-3 Ginza        *** core per the *** specification.             creation of specific node topologies
Chuo-ku, Tokyo 104-0061                                                         .  Included with all *** family
Tel 81-3-3543-7404                 The test bench is organized as a series         cores, also available separately
Fax 81-3-3543-7407                 of layers, with configuration and test
                                   setup done at the highest levels for
                                   maximum ease of use.
[LOGO]         [LOGO]
                                   The *** includes a set of model builder
                                   scripts that make it easy to set up test
                                   scenarios using different node topologies.

                                   The *** Test Bench and Validation Suite
                                   package is included with each core in
                                   Innovative's *** family, or it can
                                   be purchased separately.

                                   Copyright(C) 1998 Innovative
                                   Semiconductors, Inc.                                                             4/99
                                   *** is a trademark of Innovative
                                   Semiconductors, Inc.
                                   All other trademarks are the property of
                                   their respective owners.

*** CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                   EXHIBIT C


                           ISG EXCLUDED COMPANY LIST

***

***

***

***

***



*** CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE SECURITIES AND EXHCNAGE COMMISSION.

                                   EXHIBIT D


                        INNOVATIVE EXCLUDED COMPANY LIST

***

***

***

***


*** CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE SECURITIES AND EXHCNAGE COMMISSION.

                                  EXHIBIT E

                                IGS ARTICLES